UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2006


                        THE REYNOLDS AND REYNOLDS COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          OHIO                        1-10147                   31-04211
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)                IDENTIFICATION


         ONE REYNOLDS WAY DAYTON, OHIO                             45430
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (937) 485-2000

                                 NOT APPLICABLE
                      -----------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On August 7, 2006, The Reynolds and Reynolds Company (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among Universal Computer Systems Holding, Inc. ("Parent") and Racecar Acquisition Co., a wholly owned indirect subsidiary of Parent ("Merger Sub").

MERGER AGREEMENT

        The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the Merger. At the effective time of the Merger, each share of common stock of the Company (other than shares owned by the Company, Parent and Merger Sub) will be converted into the right to receive $40 in cash, without interest. Each outstanding Company stock option at the time of the closing will be cancelled in the Merger and the holder thereof shall be entitled to an amount of cash, without interest, equal to the difference between $40 and the exercise price of such stock option.

        The Merger is subject to the approval of the Company's shareholders representing two-thirds or more of the votes associated with the outstanding voting equity securities of the Company entitled to vote thereon. In addition, the Merger is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act and other regulatory laws applicable to the Merger, as well as other customary closing conditions.

        The Merger Agreement contains certain termination rights for both the Company and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances, (i) the Company may be obligated to pay Parent a termination fee of $81 million and (ii) Parent may be obligated to pay to the Company a reverse termination fee of $81 million.

        A copy of the Merger Agreement is attached hereto as Exhibit 10.01 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

VOTING AGREEMENTS

        In connection with the transactions contemplated by the Merger Agreement, Mr. Richard H. Grant III and Mr. Finbarr O'Neill have entered into voting agreements (each, a "Voting Agreement") with Parent and Merger Sub, pursuant to which they have undertaken to vote the shares they own in favor of the Merger, unless the Merger Agreement has been terminated.

        Copies of the Voting Agreement with Mr. Richard H. Grant III and of the Voting Agreement with Mr. Finbarr O'Neill are attached hereto as Exhibit 10.02 and Exhibit 10.03, respectively, and are incorporated herein by reference. The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreements.

RIGHTS AMENDMENT

        Immediately prior to the execution of the Merger Agreement, on August 7, 2006, the Company entered into an Amendment (the "Amendment") to its Rights Agreement, dated as of April 18, 2001, between the Company and Computershare Investor Services LLC (the "Rights Agreement"), as amended, for the purpose of amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Voting Agreements, the Merger and the other transactions contemplated thereby.

        A copy of the Amendment is attached hereto as Exhibit 4.01 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

        On August 7, 2006, the Company entered into an Amended and Restated Employment Agreement with its Chief Executive Officer, Finbarr J. O'Neill. The changes included in Mr. O'Neill's Amended and Restated Employment Agreement relate primarily to provisions governing Mr. O'Neill's severance following, or prior to and in connection with, a change in control of the Company. A summary of material terms of Mr. O'Neill's Amended and Restated Employment Agreement (including pre-existing terms that have not been revised) is included as Exhibit
10.04 hereto and the Agreement itself is included as Exhibit 10.05 hereto.

        On August 7, 2006, the Company entered into Amended and Restated Change in Control Agreements with 8 of its executive officers, including the following individuals:

Gregory T. Geswein        Senior Vice President and Chief Financial Officer

Douglas M. Ventura        Executive Vice President, Reynolds International and
                          Corporate Services

Scot K. Eisenfelder       Senior Vice President, Solutions Management, Marketing
                          and Strategic Planning

Terri L. Mulcahey         Senior Vice President of Sales and Services

Robert S. Guttman         Vice President and General Counsel

        A summary of material terms of the form of Change in Control Agreement is included as Exhibit 10.06 hereto and the form of agreement is included as
Exhibit 10.07 hereto.


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ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a proxy statement of The Reynolds and Reynolds Company and other materials will be filed with SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REYNOLDS AND REYNOLDS COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about The Reynolds and Reynolds Company at http://www.sec.gov, SEC's Web site. Free copies of The Reynolds and Reynolds Company's SEC filings are also available by directing a request to The Reynolds and Reynolds Company, One Reynolds Way, Dayton, Ohio 45430, Attention:
Investor Relations.

PARTICIPANTS IN THE SOLICITATION

The Reynolds and Reynolds Company and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from The Reynolds and Reynolds Company shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of The Reynolds and Reynolds Company is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on May 5, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

        Please see the disclosure set forth under "Item 1.01 Entry into a Material Definitive Agreement" which is incorporated by reference into this Item 3.03.

ITEM 8.01    OTHER EVENTS.

        On August 8, 2006, the Company issued a press release announcing the signing of the Merger Agreement and various communications relating to the merger, copies of which are filed as Exhibit 99.1 and 99.2 hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not applicable.

        (b) Not applicable.

        (d) Exhibits.

EXHIBIT NO.                 DESCRIPTION

4.01 Amendment to Rights Agreement, dated as of August 7, 2006, between the Company and the Rights Agent.

10.01 Agreement and Plan of Merger, dated as of August 7, 2006, among Universal Computer Systems, Inc., Racecar Acquisition Co. and The Reynolds and Reynolds Company.

10.02 Voting Agreement, dated as of August 7, 2006, among Finbarr O'Neill, Universal Computer Systems, Inc. and Racecar Acquisition Co.

10.03 Voting Agreement, dated as of August 7, 2006, among Richard H. Grant III, Universal Computer Systems, Inc. and Racecar Acquisition Co.

10.04 Summary of Material Terms of Finbarr O'Neill's Amended and Restated Employment Agreement including pre-existing terms that have not been revised)

10.05 Amended and Restated Employment Agreement, dated as of August 7, 2006 with Finbarr O'Neill

10.06                       Summary of Material Terms of the Form of Change in
                            Control Agreement

10.07                       Form of Change in Control Agreement

99.1                        Press Release

99.2                        Internal and External Communication Materials

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2006

                                           The Reynolds and Reynolds Company


                                           By: /s/ Finbarr J. O'Neill
                                              ---------------------------------
                                              Name:  Finbarr J. O'Neill
                                              Title: Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION

4.01 Amendment to Rights Agreement, dated as of August 7, 2006, between the Company and the Rights Agent.

10.01 Agreement and Plan of Merger, dated as of August 7, 2006, among Universal Computer Systems, Inc., Racecar Acquisition Co. and The Reynolds and Reynolds Company.

10.02 Voting Agreement, dated as of August 7, 2006, among Finbarr O'Neill, Universal Computer Systems, Inc. and Racecar Acquisition Co.

10.03 Voting Agreement, dated as of August 7, 2006, among Richard H. Grant III, Universal Computer Systems, Inc. and Racecar Acquisition Co.

10.04 Summary of Material Terms of Finbarr O'Neill's Amended and Restated Employment Agreement including pre-existing terms that have not been revised)

10.05 Amended and Restated Employment Agreement, dated as of August 7, 2006 with Finbarr O'Neill

10.06                       Summary of Material Terms of the Form of Change in
                            Control Agreement

10.07                       Form of Change in Control Agreement

99.1                        Press Release

99.2                        Internal and External Communication Materials